WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.



                                                  Exhibit 27, Form 10-K
                                                  Kansas City Life
                                                  Insurance Company


<ARTICLE>                                           7
<CIK>                              0000054473
<NAME>                        Kansas City Life Insurance Company
<MULTIPLIER>                                   1,000


<PERIOD-TYPE>                   12-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-START>                                 JAN-01-1998
<PERIOD-END>                                   DEC-31-1998
<DEBT-HELD-FOR-SALE>                             2,004,516<F1>
<DEBT-CARRYING-VALUE>                              115,504<F2>
<DEBT-MARKET-VALUE>                                123,515<F2>
<EQUITIES>                                         100,749<F3>
<MORTGAGE>                                         315,705
<REAL-ESTATE>                                       83,228<F4>
<TOTAL-INVEST>                                   2,832,408
<CASH>                                              75,923
<RECOVER-REINSURE>                                 117,772
<DEFERRED-ACQUISITION>                             218,957
<TOTAL-ASSETS>                                   3,577,414
<POLICY-LOSSES>                                    822,342
<UNEARNED-PREMIUMS>                                      0
<POLICY-OTHER>                                      34,347
<POLICY-HOLDER-FUNDS>                            1,869,021<F5>
<NOTES-PAYABLE>                                          0
<PREFERRED-MANDATORY>                                    0
<PREFERRED>                                              0
<COMMON>                                            23,121
<OTHER-SE>                                         554,812
<TOTAL-LIABILITY-AND-EQUITY>                     3,577,414
<PREMIUMS>                                         150,951
<INVESTMENT-INCOME>                                198,181
<INVESTMENT-GAINS>                                  11,426
<OTHER-INCOME>                                     123,279
<BENEFITS>                                         283,340
<UNDERWRITING-AMORTIZATION>                         36,201
<UNDERWRITING-OTHER>                                 7,585<F6>
<INCOME-PRETAX>                                     67,949
<INCOME-TAX>                                        19,437
<INCOME-CONTINUING>                                 48,512
<DISCONTINUED>                                           0
<EXTRAORDINARY>                                          0
<CHANGES>                                                0
<NET-INCOME>                                        48,512
<EPS-PRIMARY>                                         7.83
<EPS-DILUTED>                                         7.83
<RESERVE-OPEN>                                           0
<PROVISION-CURRENT>                                      0
<PROVISION-PRIOR>                                        0
<PAYMENTS-CURRENT>                                       0
<PAYMENTS-PRIOR>                                         0
<RESERVE-CLOSE>                                          0
<CUMULATIVE-DEFICIENCY>                                  0




Footnotes:
<F1> Debt securities held for sale represent FASB 115 available for sale fixed maturity securities reported on a current value basis, and do not include trading securities or securities held to maturity.

<F2> Debt securities represent FASB 115 held to maturity fixed maturity securities, and do not include trading securities or securities available for sale.

<F3> Equity securities include equity securities that are available for sale under FASB 115.

<F4> Real Estate includes real estate joint ventures.

<F5> Policyholder funds include accumulated contract values as defined by FASB
     97, dividend and coupon accumulations and other policyowner funds.

<F6> Underwriting expenses - other represent amortization of the value of purchased insurance in force.


